SOLD NOTE

Name of purchaser (Buyer): Grand Town Development Limited

Address: Unit 1814, 18/F, Fo Tan Industrial Centre, 26-28 Au Pui Wan Street, Fo Tan, NT

Item to be sold: 宋代定窑黑釉易定款卷口瓶

Consideration received: HKD 66,000,000

For and on behalf of
广州皇廷美术馆有限公司

Director/Authorised Signatory
周盛来
Seller

Date: 16th April 2024

BOUGHT NOTE

Name of seller (Seller): 广州皇廷美术馆有限公司

Address: 广州市越秀区广州大道中 307 号 1301B 房

Item to be sold: 宋代定窑黑釉易定款卷口瓶

Consideration received: HK 66,000,000

For and on behalf of
Grand Town Development Limited

Director/Authorised Signatory
Ho Wan Leong
Buyer

Date: 16th April 2024

Appendix 1

ROYAL Heritage Ceramics Lab(SHENZHEN)Limited

皇朝遗珍古陶瓷实验室（深圳）有限公司

综合鉴定报告

Authentication Report

Barcode
GSHZ23DZA696

Testing Report 实验室鉴定报告

Subject No. 物品编号： GSSZ23D696
Test Date 检测日期： 2023.10.24
Test Method 检测方法： Scientific Analysis by EDX Fluorescence Spectrometer and Raman Spectrometer X 荧光光谱仪及拉曼光谱仪的科学分析
Category 样本分类： Porcelain 瓷器

器物编号	口径约（cm）	底径约（cm）	高约（cm）
GSSZ23D696	8.8	7.6	28.5

A. 测器物照片：



B. 荧光能谱成份检测结果：

样品名称	采样点	Na_2O	MgO	Al_2O_3	SiO_2	P_4O_6	SO_2	K_2O	CaO	TiO_2	Cr_2O_3
GSSZ23D696-H3	黑釉	0.471	0.236	23.62	66.92	0.088	2.07	0.489	0.399	0.097	0.347
GSSZ23D696-H2	黑釉	0.47	0.235	23.65	67.01	0.088	2.08	0.508	0.358	0.062	0.302
GSSZ23D696-B1	胎	0.505	0.253	24.45	69.29	0.091	2.10	0.425	0.096	0.422	0.035

样品名称	采样点	MnO	FeO	CoO	CuO	ZnO	SrO	ZrO_2	BaO	PbO
GSSZ23D696-H3	黑釉	1.56	2.024	0.271	0.056	0.053	0.088	0.148	0.059	0.015
GSSZ23D696-H2	黑釉	1.54	2.038	0.275	0.055	0.056	0.098	0.129	0.058	0.004
GSSZ23D696-B1	胎	0.072	0.548	#	0.249	0.031	0.120	0.185	0.065	0.060

C. 结论：

1、根据本公司古陶瓷实验室光谱仪对器物胎釉元素检测提取的数据，并经古陶瓷专家的目测鉴定，以及与馆藏类似器物图片和考古发现的同时期瓷器残片作分析比对，本鉴定报告所列器物至今为宋代时期烧制的瓷器。

皇朝遗珍古陶瓷实验室（深圳）有限公司
2023年11月28日
地址：广州市越秀区广州大道中307号[illegible]中心1301房
电话：020-87659919


扫一扫 轻松购!
1mm for 1-8sheets

Appendix 2

Reference Price: HKD 110,000,000

定窑拍卖成交记录

北宋定窑划花八棱大盌：

成交价:RMB116,003,600；尺寸：22.2cm；成交时间：2014-04-08；拍卖公司：香港蘇富比拍卖有限公司。

定窑在北宋时期就开始为宫廷烧制瓷器，最著名的是白瓷，其次是釉瓷和黑釉。定窑烧制的白瓷胎色微微泛黄，较为紧致，透明度不会过高，而且施釉非常薄，可看见胎。

南宋 建窑“油滴天目”茶盌 成交价：1170 万美元 （约合人民币 7300 万元）







临宇山人精心珍藏的宋瓷，以纯粹的日本审美品味作为选藏标准，注重传承和出处，被收藏界赞誉为日本最后一个纯粹的经典宋瓷收藏家。在临宇山人的所有藏品中，价值最高、最引人注目的就是这只北宋定窑黑釉鹧鸪斑斗笠盌，斗笠盌因形似斗笠而得名，亦与宋代点茶斗茶密不可分。此盌黑釉腴润，所饰黄褐斑疏落有致、细短纵向。当临宇山人第一次在日本三得利美术馆的一次展览中见到这件瓷器时，就被深深地吸引，心中不由得发出感叹，“必须拥有这件杰作！”千秋庭

主人大岛千秋赞誉这件定窑黑瓷：就像是一只在太空中的飞船，带领着我们进入到深邃的宇宙，无尽的繁星四面八方向我们袭来，盌中的油点就像是流星，先聚在远处，再向我们扑来，又像是要从中间逃出来似的，形状就像一把伞，由小小的一点扩大，简直要把我们吸进去。

2002 年 10 月 28 日，此盌出现在香港佳士得"独具慧眼：万野美术馆藏重要中国艺术"专场拍卖中，成为专场最受瞩目的拍品，令早已垂涎此器的临宇山人激动不已，最终以 1239.41 万港元竞得这件瓷器，不仅是专场最高价，还打破了当时的黑釉陶瓷世界拍卖纪录，临宇山人最终拥有这件杰作。

北宋 定窑黑釉鹧鸪斑"天外飞仙"盌 成交价：421.25 万美元 （约合人民币 2667 万元）

2



2015 年 12 月 2 日，香港佳士得举办了第一场“古韵天成——临宇山人珍藏（一）”，36 件拍品，总成交额 4862.625 万港元，可惜专场估价最高（4000-5000 万港元）的南宋哥窑葵口盘意外流拍，令人扼腕。2016 年 9 月 15 日，纽约亚洲艺术周举办期间，纽约佳士得“古韵天成——临宇山人珍藏（二）”专场中，一件估价 150 万-250 万美元的南宋建窑“油滴天目”茶盌最终以 1170 万美元成交，刷新了建窑的世界拍卖纪录，被国内的一位藏家竞得。此件建窑茶盌无论烧造技艺，还是保存状态都堪称一流，被瓷器行家誉为“宛若星辰，大美至极”，早在 1935 年就被认定为“重要美术品”。该专场 28 件拍品，总成交额 1840 万美元。

继 2015、2016 年两大专场之后，“古韵天成——临宇山人珍藏(三)”是临宇山人收藏宋瓷的谢幕专场，拍品共 42 件，领衔的就是北宋定

4

窑黑釉鹧鸪斑斗笠盌，以“估价待询”的形式上拍，拍卖之前，圈内的估价就已逾亿元。该盌传承有序，此前曾为波士顿著名收藏家伯纳德伉俪（Eugene and Ela P.　Bernat）旧藏，后又被日本万野美术馆宝藏多年，继而递藏至临宇山人。此盌于 1980 年第一次公开出现在交易市场，在纽约苏富比“Bernat 专场拍卖”上拍，当时的成交价就达 40 万美元。此次成交价为 421.25 万美元，虽未到达预期，但仍可见此件器皿在藏家心目中的分量。

近年来，出现在市场上的很多高价成交的宋瓷，也都源自日本藏家。比如，南宋官窑青釉八方弦纹盘口瓶在香港苏富比 2015 年春拍以 1.1388 亿港元成交，该器为日本私人收藏，据说送拍者也是以 2.0786 亿港元成交的北宋汝窑葵花洗的藏家。坂本五郎藏北宋定窑划花八棱大盌在 2014 年香港苏富比春拍以 1.4684 亿港元成交，刷新当时定窑世界拍卖纪录。南宋官窑粉青釉纸槌瓶 2008 年在香港苏富比以 6752.75 万港元，刷新当时南宋瓷器世界拍卖纪录。2016 年北京保利上拍的龙泉梅子青摩羯耳盘口瓶传为松平治乡旧藏，成交价 1265 万元……其中大多数拍场重器都被华人藏家收入囊中。

著名陶瓷收藏家、艺术经纪人梁晓新表示，从更高的文化角度来看，临宇山人这场拍卖，其实是一段从遣唐使时代开始的中华文化在日本的传播史与鉴藏史。而众多精品瓷器的回流，也见证了近年来中国艺术品市场的活跃，和藏家对于传统瓷器的珍爱。这件黑釉鹧鸪斑斗笠盌的流转，见证了这段历史。

黑釉铁锈花花叶纹玉壶春瓶（黑釉瓷器拍出 1450 万元天价）

017 年 10 月 3 日，在香港苏富比成交了一件北宋 定窑黑釉鹧鸪斑葵式盘，当时的估价是 600 万到 800 万港币，成交价是 1450 万港币。定窑葵式盘耀眼迷人，黑釉浓重且细腻，金褐鹧鸪斑洒落于上，优雅隽秀而酣畅淋漓，窄足宽沿，器形大方端丽，实为独一无二之作。葵口造形虽非刻意效仿盛开娇蕊，此器之美宛似稀有的黑蜀葵，工艺超绝至臻，属宋代黑瓷中极少数能媲美同朝白瓷与青瓷之最，共列典范者。此盘风格独特脱俗，需巧思卓艺，烧制过程极度精准缜密，黑瓷多造于北方窑口，属各窑主要制品之偏类，此盘即是定窑烧造的少数非白瓷，一如河南宝丰汝窑。曹昭《格古要论》，着于 1388 年，论及北方黑瓷，仅述河北曲阳定窑所出，「有紫定色紫，有墨定色黑如漆，土俱白，其价高于白定，俱出定州。」





SOLD NOTE

Name of purchaser (Buyer): Grand Town Development Limited

Address: Unit 1814, 18/F, Fo Tan Industrial Centre, 26-28 Au Pui Wan Street, Fo Tan, NT

Item to be sold: 宋代定窑白釉划花葵口盘

Consideration received: HKD 21,600,000

For and on behalf of
广州皇廷美术馆有限公司

Director/Authorised Signatory
周盛来
Seller

Date: 16th April 2024

BOUGHT NOTE

Name of seller (Seller): 广州皇廷美术馆有限公司

Address: 广州市越秀区广州大道中 307 号 1301B 房

Item to be sold: 宋代定窑白釉划花葵口盘

Consideration received: HKD 21,600,000

For and on behalf of
Grand Town Development Limited

Director/Authorised Signatory
Ho Wan Leong
Buyer

Date: 16th April 2024

Appendix 1

ROYAL Heritage Ceramics Lab(SHENZHEN)Limited

皇朝遗珍古陶瓷实验室（深圳）有限公司

综合鉴定报告

Authentication Report

Barcode
GSHZ23DZA683

Testing Report 实验室鉴定报告

Subject No. **物品编号：** GSSZ23D683
Test Date **检测日期：** 2023.10.23
Test Method **检测方法：** Scientific Analysis by EDX Fluorescence Spectrometer and Raman Spectrometer X 荧光光谱仪及拉曼光谱仪的科学分析
Category **样本分类：** Porcelain 瓷器

器物编号	口径约（cm）	底径约（cm）	高约（cm）
GSSZ23D683	21.0	7.3	4.0

A. 测器物照片：



B. 荧光能谱成份检测结果：

样品名称	采样点	Na_2O	MgO	Al_2O_3	SiO_2	P_4O_6	SO_2	K_2O	CaO	TiO_2
GSSZ23D683-G3	白釉	0.486	0.243	24.48	69.35	0.091	2.15	0.425	0.096	0.920
GSSZ23D683-G2	白釉	0.487	0.244	24.52	69.47	0.091	2.15	0.426	0.096	0.813
GSSZ23D683-G1	白釉	0.487	0.244	24.50	69.41	0.091	2.15	0.426	0.096	0.913

样品名称	采样点	Cr_2O_3	MnO	FeO	CuO	ZnO	SrO	ZrO_2	BaO	PbO
GSSZ23D683-G3	白釉	#	0.005	0.177	0.161	0.043	0.197	0.116	0.061	0.001
GSSZ23D683-G2	白釉	0.007	0.016	0.165	0.186	0.036	0.139	0.091	0.063	#
GSSZ23D683-G1	白釉	#	0.004	0.194	0.084	0.026	0.201	0.114	0.070	0.001

C. 结论：

1. 根据本公司古陶瓷实验室光谱仪对器物胎釉元素检测提取的数据，并经古陶瓷专家的目测鉴定，以及与馆藏类似器物图片和考古发现的同时期瓷器残片作分析比对，本鉴定报告所列器物至今为宋代时期烧制的瓷器。

皇朝遗珍古陶瓷实验室（深圳）有限公司
2023年11月28日

地址：广州市越秀区广州大道中307号[illegible]中心1301房
电话：020-87659919


扫一扫 轻松购！
1mm for 1-8sheets

Appendix 2

Reference Price: HKD 36,000,000

北宋有金、银包边的瓷器?

浏览 小嗯嗯贡献 2019-07-31

北宋时期给瓷器"包边"的窑叫"定窑"! 宋代定窑瓷器的主要特征:

一是胎体轻薄，胎质洁白。

二是釉面多为乳白色，白中闪浅米黄色。积釉处常有泪痕状流釉，呈 黄绿色。器物外壁釉薄处可见胎上旋坯痕。

三是北宋早期定窑产品口沿有釉，到了晚期口沿则多不施釉，俗称"芒 口"，芒口处常常镶金、银、铜质边圈以掩饰芒口缺陷，此为定窑一 大特色。

宋代定窑瓷器镶边工艺特征

1105 浏览穆永晨贡献 2022-09-15

我国宋代定窑瓷器的镶边工艺特征有以下几点: 1、宋代定窑瓷器镶边工艺特征的胎为白色微黄，比较坚致。 2、宋代定窑瓷器镶边工艺特征的釉色白中泛青，比较光亮，中、晚 期白中泛黄，即俗称的米白色，滋润莹泽是宋代定窑瓷器的典型特征。 3、宋代定窑瓷器

1

镶边工艺特征的器型：定窑瓷器多为碗、盘、枕、 炉、盂等日用品。 4、宋代定窑瓷器镶边工艺特征的纹饰是：布局严谨，层次分明，线 条清晰，工整素雅，密而不乱，讲究对称。

宋代定窑包口盘

金玉钧缘 888

原创 2022-07-08 08:39·于上海

【分类】金包边定瓷
【类型】定窑
【尺寸】直径：21cm 高度 ：4.5cm
【数量】一个
【时期】宋代
【产品描述】 宋代金包边定窑 ，胎体轻薄，胎质洁白。线条清晰，工整素雅，瓷器胎骨都比较薄，制作精细布局严谨，层次清晰， 原相机拍摄 无美颜。

2



用古人的话来形容是这样的："胎薄釉白，典雅秀丽，印花精绝。"用我自己的话来形容就是："高端，大气，上档次。"

整件器物用"大气"来形容一点不为过。其纹饰精致。第一，他有包金边

第二，有着丰富的纹饰，

第三，胎质不要太细腻噢~

定窑刻花盘：釉面温润胎体细白，刻花灵动。 釉光温润.釉水肥润.刻花流畅.纹理清晰. 值得珍藏.

定窑瓷器多为白釉，亦有少量的黑釉、酱釉、褐釉、绿釉等品种，宋代白釉颜色偏黄，





包金边是为了提高瓷器身份而采取的加工工艺

北宋 定窑划花八棱大盌

拍卖结果 LOT 号： 0011 估价： 咨询价

成交价： 14,684.00 万

拍卖公司： 香港蘇富比（香港）

拍卖日期： 2014-04-08



北宋 定窑黑釉鹧鸪斑盌

拍卖结果 LOT 号： 515

估价： 500.00-800.00 万 成交价： 1,239.41 万

拍卖公司： 佳士得（香港）

拍卖日期： 2002-10-28

一、造型

定窑造型品种较为丰富，盘、碗、灯、炉、盒、瓶、枕、乐器等，几乎应有尽有。盘、碗生产量最大。窑址遗存的瓷片中，约有80%均为盘、碗。盘、碗有尺寸较大的，如碗有口径近30厘米的，则为其他窑中少见。瓶的种类亦较多，有直颈瓶、净瓶、梅瓶等多种。枕有白釉孩儿枕、剔花腰形圆枕，前者故宫博物院仅存一件真品，另有十余件，均为明代所仿。乐器有白釉和黑釉画花腰鼓，前者早年出土一件，已流散国外。壶在传世品中比较少见。

二、胎釉

定窑瓷器多为白胎，尤其宋代产品，几乎都是白瓷胎，胎质十分坚硬。这是因为原料中含氧化铝量较高。不但如此，而且定窑的许多窑具也是白瓷胎，使用的原料与制瓷

的原料一样．定窑窑址堆积白花花的一片，自胎窑具占有相当大的比例．这种原材料上的使用过度，也是造成后来定窑衰微的重要原因之

北宋 定窑螭龙盘



10



北宋 定窑螭龙盘（直径 23.8cm）

2017 年 12 月北京保利十二周年秋季拍卖会

佞宋——宋元巷陌间的“色·声·香·味·触”

成交价：￥10,925,000

2020 年北京保利拍卖十五周年庆典拍卖会

佞宋——十面灵璧山居暨诸名藏宋元清玩

成交价：￥29,900,000

11

定窑白釉花卉纹葵口盘拍卖成交纪录

1，明 白釉划花螭龙花卉纹葵口盘

直径 23.8cm





明 白釉划花螭龙花卉纹葵口盘

直径 23.8cm

估价 8,000,000-12,000,000 RMB

落槌价 ： CNY 26,000,000

2020-10-19 北京保利拍卖会

SOLD NOTE

Name of purchaser (Buyer): Grand Town Development Limited

Address: Unit 1814, 18/F, Fo Tan Industrial Centre, 26-28 Au Pui Wan Street, Fo Tan, NT

Item to be sold: 宋代钧窑天青釉紫斑折沿盘

Consideration received: HKD 23,880,000

For and on behalf of
广州皇廷美术馆有限公司

Director/Authorised Signatory
周盛来
Seller

Date: 16th April 2024

BOUGHT NOTE

Name of seller (Seller): 广州皇廷美术馆有限公司

Address: 广州市越秀区广州大道中 307 号 1301B 房

Item to be sold: 宋代钧窑天青釉紫斑折沿盘

Consideration received: HKD 23,880,000

For and on behalf of
Grand Town Development Limited

Director/Authorised Signatory
Ho Wan Leong
Buyer

Date: 16th April 2024

Appendix 1

ROYAL Heritage Ceramics Lab(SHENZHEN)Limited

皇朝遗珍古陶瓷实验室（深圳）有限公司

综合鉴定报告

Authentication Report

Barcode
GSSZ23DZA680

Royal Heritage Ceramics Lab(SHENZHEN)Limited
皇朝遗珍古陶瓷实验室（深圳）有限公司

Testing Report 实验室鉴定报告

Subject No.	**物品编号：**	GSSZ23D680
Test Date	**检测日期：**	2023.10.23
Test Method	**检测方法：**	Scientific Analysis by EDX Fluorescence Spectrometer and Raman Spectrometer X 荧光光谱仪及拉曼光谱仪的科学分析
Category	**样本分类：**	Porcelain 瓷器

器物编号	口径约（cm）	底径约（cm）	高约（cm）
GSSZ23D680	31.3	21.2	3.7

A. 检测器物照片：



B. 结论：

1. 根据 EDX 荧光光谱所测试的区域，以上物品胎和釉的元素含量在合理范围内。
2. 根据拉曼图谱显示，以上瓷器质子物质的拉曼信号属自然形成，检测到相应的特征峰。
3. 经紫外光检查后，并没发现显著裂纹或被修补痕迹。
4. **根据上述科鉴结果及专家对该物品造型、胎质、施釉、制作工艺、绘画方式及微观老化痕迹等表现目鉴，以上物品最后烧制时间至今为 850 年。**

皇朝遗珍古陶瓷实验室（深圳）有限公司
2023 年 10 月 25 日

扫一扫 轻松购！
1mm for 1-8sheets

Appendix 2

Reference Price: HKD 39,800,000

宋均窑天青釉玫瑰紫斑折沿盘拍卖成交纪录

1，宋代钧窑天青釉紫斑折沿盘

宋代钧窑天青釉紫斑折沿盘

直径18.5厘米


华人收藏圈



宋代钧窑天青釉紫斑折沿盘

直径 18.5 厘米

估价 18,000,000 - 25,000,000 HKD

成交价：26,795,000 HKD

香港苏富比 2021 年 4 月 22 日春季拍卖会。

2



宋代钧窑天青釉紫斑折沿盘

直径18.5厘米

估价18,000,000 - 25,000,000 HKD

成交价：26,795,000 HKD

香港苏富比2021年4月22日春季拍卖会。

SOLD NOTE

Name of purchaser (Buyer): Grand Town Development Limited

Address: Unit 1814, 18/F, Fo Tan Industrial Centre, 26-28 Au Pui Wan Street, Fo Tan, NT

Item to be sold: 宋代钧窑天青釉紫斑折沿盘

Consideration received: HKD 22,800,000

For and on behalf of
广州皇廷美术馆有限公司

Director/Authorised Signatory
周鉴来
Seller

Date: 16th April 2024

BOUGHT NOTE

Name of seller (Seller): 广州皇廷美术馆有限公司

Address: 广州市越秀区广州大道中 307 号 1301B 房

Item to be sold: 宋代钧窑天青釉紫斑折沿盘

Consideration received: HKD 22,800,000

For and on behalf of
Grand Town Development Limited

Director/Authorised Signatory
Ho Wan Leong
Buyer

Date: 16th April 2024

Appendix



ROYAL Heritage Ceramics Lab(SHENZHEN)Limited

皇朝遗珍古陶瓷实验室（深圳）有限公司

综合鉴定报告

Authentication Report

Barcode

GSHZ23DZA678

Testing Report 实验室鉴定报告

Subject No. 物品编号 ： GSSZ23D678
Test Date 检测日期 ： 2023.10.23
Test Method 检测方法 ： Scientific Analysis by EDX Fluorescence Spectrometer and Raman Spectrometer X 荧光光谱仪及拉曼光谱仪的科学分析
Category 样本分类 ： Porcelain 瓷器

器物编号	口径约（cm）	底径约（cm）	高约（cm）
GSSZ23D678	30.3	21.0	3.9

A. 测器物照片：





B. 荧光能谱成份检测结果：

样品名称	采样点	Na2O	MgO	Al2O3	SiO2	P4O6	SO2	K2O	CaO	TiO2
GSSZ23D678-G3	青釉	0.486	0.243	24.50	69.41	0.091	2.15	0.422	0.131	0.051
GSSZ23D678-R2	红釉	0.482	0.241	24.28	68.79	0.090	2.13	0.422	0.095	0.072
GSSZ23D678-B1	胎	0.486	0.243	24.44	69.26	0.091	2.15	0.425	0.096	0.163

样品名称	采样点	Cr2O3	MnO	FeO	CuO	ZnO	SrO	ZrO2	BaO	PbO
GSSZ23D678-G3	青釉	0.002	0.068	0.865	0.331	#	0.095	0.092	0.060	#
GSSZ23D678-R2	红釉	#	0.049	0.789	1.30	#	0.10	0.087	0.069	#
GSSZ23D678-B1	胎	0.013	0.050	1.06	0.181	#	0.134	0.149	0.061	0.001

C. 结论：

1. 根据本公司古陶瓷实验室光谱仪对器物胎釉元素检测提取的数据，并经古陶瓷专家的目测鉴定，以及与馆藏类似器物图片和考古发现的同时期瓷器残片作分析比对，本鉴定报告所列器物至今为宋代时期烧制的瓷器。

皇朝遗珍古陶瓷实验室（深圳）有限公司

2023 年 11 月 28 日

地址：广州市越秀区广州大道中 307 号 [illegible] 中心 1301 房
电话：020-87659919


扫一扫 轻松购！
1mm for 1-8sheets

Appendix 2

Reference Price: HKD 38,000,000

宋均窑天青釉玫瑰紫斑折沿盘拍卖成交纪录

1，宋代钧窑天青釉紫斑折沿盘

宋代钧窑天青釉紫斑折沿盘

直径18.5厘米





宋代钧窑天青釉紫斑折沿盘

直径 18.5 厘米

估价 18,000,000 - 25,000,000 HKD

成交价：26,795,000 HKD

香港苏富比 2021 年 4 月 22 日春季拍卖会。



宋代钧窑天青釉紫斑折沿盘

直径18.5厘米

估价18,000,000 - 25,000,000 HKD

成交价：26,795,000 HKD

香港苏富比2021年4月22日春季拍卖会。